                                EXECUTION COPY                      EXHIBIT 10.1


--------------------------------------------------------------------------------



                     HOUSEHOLD AFFINITY FUNDING CORPORATION



                                      and



                             HOUSEHOLD BANK, f.s.b.



--------------------------------------------------------------------------------



                         RECEIVABLES PURCHASE AGREEMENT

                           Dated as of April 30, 1993



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I

DEFINITIONS...............................................................     1

     Section 1.1.  Definitions............................................     1
     Section 1.2.  Other Definitional Provisions..........................     4

ARTICLE II

PURCHASE AND CONVEYANCE OF RECEIVABLES....................................     4

     Section 2.1.  Purchase...............................................     4
     Section 2.2.  Addition of Aggregate Addition Accounts................     5
     Section 2.3.  Addition of New Accounts...............................     6

ARTICLE III

CONSIDERATION AND PAYMENT.................................................     6

     Section 3.1.  Purchase Price.........................................     6
     Section 3.2.  Adjustments to Purchase Price..........................     7

ARTICLE IV

REPRESENTATIONS AND WARRANTIES............................................     7

     Section 4.1.  Bank's Representations and Warranties
                   Relating to the Bank...................................     7
     Section 4.2.  Representations and Warranties of the Bank Relating
                   to the Agreement and the Receivables...................     9
     Section 4.3.  Representations and Warranties of Funding..............    11

ARTICLE V

COVENANTS.................................................................    12

     Section 5.1.  Bank Covenants.........................................    12

ARTICLE VI

REPURCHASE OBLIGATION.....................................................    14

     Section 6.1.  Reassignment of Ineligible Receivables.................    14
     Section 6.2.  Reassignment of Certificateholders' Interest in
                   Trust Portfolio........................................    15

                                                                            Page
                                                                            ----
ARTICLE VII

CONDITIONS PRECEDENT.....................................................     16

     Section 7.1.  Conditions to Funding's Obligations Regarding
                   Initial Receivables...................................     16
     Section 7.2.  Conditions to Funding's Obligations Regarding
                   Additional Receivables................................     16
     Section 7.3.  Conditions Precedent to the Bank's Obligations........     17

ARTICLE VIII

TERM AND PURCHASE TERMINATION............................................     18

     Section 8.1.  Term..................................................     18
     Section 8.2.  Purchase Termination..................................     18

ARTICLE IX

MISCELLANEOUS PROVISIONS.................................................     18

     Section 9.1.  Amendment.............................................     18
     Section 9.2.  GOVERNING LAW.........................................     19
     Section 9.3.  Notices...............................................     19
     Section 9.4.  Severability of Provisions............................     19
     Section 9.5.  Assignment............................................     19
     Section 9.6.  Acknowledgment and Agreement of the Bank..............     20
     Section 9.7.  Further Assurances....................................     20
     Section 9.8.  No Waiver; Cumulative Remedies........................     20
     Section 9.9.  Counterparts..........................................     21
     Section 9.10. Binding Effect; Third-Party Beneficiaries.............     21
     Section 9.11. Merger and Integration................................     21
     Section 9.12. Headings..............................................     21
     Section 9.13. Schedules and Exhibits................................     21
     Section 9.14. Survival of Representatives and Warranties............     21


                                    EXHIBITS
                                    --------

Exhibit A      Form of Supplemental Conveyance


                                   SCHEDULES
                                   ---------

Schedule 1     List of Accounts

     RECEIVABLES PURCHASE AGREEMENT, dated as of April 30, 1993, by and between HOUSEHOLD BANK, f.s.b. a federal savings bank (the "Bank "), and HOUSEHOLD AFFINITY FUNDING CORPORATION, a Delaware corporation and a subsidiary of the Bank ("Funding").

                             W I T N E S S E T H:

     WHEREAS, Funding desires to purchase from time to time certain Receivables (hereinafter defined) due or to become due to the Bank under certain credit card accounts of the Bank;

     WHEREAS, the Bank desires to sell from time to time and assign certain Receivables to Funding upon the terms and conditions hereinafter set forth;

     WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by Funding to the Trust (hereinafter defined) in connection with the issuance of certain Certificates (hereinafter defined); and

     WHEREAS, the Bank agrees that all covenants and agreements made by the Bank herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of the Trustee (hereinafter defined) and all holders of the Certificates.

     NOW, THEREFORE, it is hereby agreed by and between Funding and the Bank as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Section 1.1. Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Pooling and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

     "Account" shall mean (a) each MasterCard/1/ and VISA/1/ account established pursuant to a Credit Card Agreement between the Bank and any Person, which account is identified in the computer file or microfiche list delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement, (b) each Additional Account, (c) each Related Account, (d) any account originated as a replacement of an Account in connection with the upgrade of such Account to premium status (provided that such a replacement account can be traced or identified by reference to, or by way of, the applicable computer file or microfiche list previously filed pursuant

----------
/1/ MasterCard and VISA are registered trademarks of MasterCard International Incorporated and of VISA USA, Inc., respectively.

hereto), (e) each account into which an Account shall be transferred (a "Transferred Account") provided that (i) such transfer was made in accordance with the Credit Card Guidelines and (ii) such account can be traced or identified as an account into which an Account has been transferred, and (f) each surviving account resulting from the combination, in accordance with the Credit Card Guidelines, of two or more of the Accounts but shall exclude (g) any Account all the Receivables in which are either: (i) after the Removal Date, removed by Funding pursuant to Section 2.10 of the Pooling and Servicing Agreement, (ii) reassigned to Funding pursuant to Section 2.05 of the Pooling and Servicing Agreement or (iii) assigned and transferred to the Servicer pursuant to Section 3.03 of the Pooling and Servicing Agreement.

     "Addition Date" shall mean (a) with respect to Aggregate Addition Accounts, the date from and after which such Aggregate Addition Accounts are to be included as Accounts pursuant to Section 2.09(a) or (b) of the Pooling and Servicing Agreement, (b) with respect to Participation Interests, the date from and after which such Participation Interests are to be included as assets of the Trust pursuant to Section 2.09(a) or (b) of the Pooling and Servicing Agreement, and (c) with respect to New Accounts, the first Distribution Date following the calendar month in which such New Accounts are originated.

     "Addition Notice Date" shall have the meaning specified in Section 2.2 of this Agreement.

     "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

     "Appointment Date" shall have the meaning specified in Section 8.2.

     "Bank" shall mean Household Bank, f.s.b., a federal savings bank or its successor and/or any transferee of the Accounts from such bank or any other originator of accounts which enters into a receivables purchase agreement with Funding.

     "Closing Date" shall mean May 5, 1993.

     "Conveyance" shall have the meaning specified in Section 2.1(a).

     "Conveyance Papers" shall have the meaning specified in Section 4.1(c).

     "Credit Adjustment" shall have the meaning specified in Section 3.2

     "Dissolution Event" shall have the meaning specified in Section 8.2.

     "Funding" shall mean Household Affinity Funding Corporation, a Delaware corporation.

     "Initial Account" shall mean any Account in existence on the Closing
Date.

     "Initial Cut-Off Date" shall mean the close of business on April 1, 1993.

     "Interchange" shall mean interchange fees payable to the Bank, in its capacity as credit card issuer, through VISA USA, Inc. and MasterCard International Incorporated or any other similar entity or organization with respect to any other type of revolving credit card accounts included as Accounts (except as otherwise provided in the initial Assignment with respect to any such other type of Accounts), in connection with cardholder charges for goods and services.

     "New Principal Receivables" shall have the meaning set forth in Section
3.1.

     "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of April 30, 1993, among Household Finance Corporation, as Servicer, Funding, as Seller and the Trustee, and all amendments and supplements thereto.

     "Portfolio Reassignment Price" shall mean the portion of the amount payable by Funding to the Trustee pursuant to Section 2.06 of the Pooling and Servicing Agreement.

     "Purchase Price" shall have the meaning set forth in Section 3.1.

     "Purchased Assets" shall have the meaning set forth in Section 2.1.

     "Receivables" shall mean, including when used in other defined terms herein, Receivables as defined in the Pooling and Servicing Agreement existing or created after the Initial Cut-Off Date in respect of the Initial Accounts or the Additional Cut-off Date in respect of Additional Accounts.

     "Repurchase Price" shall have the meaning set forth in Section 6.1.

     "Supplemental Conveyance" shall have the meaning set forth in Section
2.2.

     "Trust" shall mean the trust created by the Pooling and Servicing
Agreement.

     "Trustee" shall mean The Bank of New York, a New York banking corporation, the institution executing the Pooling and Servicing Agreement as, and acting in the capacity of,

Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

     Section 1.2. Other Definitional Provisions. (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other documents, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined herein.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

     (c) All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Pooling and Servicing Agreement and all applicable Supplements.

                                  ARTICLE II

                    PURCHASE AND CONVEYANCE OF RECEIVABLES
                    --------------------------------------

     Section 2.1. Purchase. (a) By execution of this Agreement, the Bank does hereby sell, transfer, assign, set over and otherwise convey to Funding (collectively, the "Conveyance "), without recourse all of its right, title and interest in, to and under (i) the Receivables now existing and hereafter created from time to time but prior to the termination of this Agreement pursuant to
Article VIII hereof and all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC as in effect in the State of California) thereof and all Recoveries allocable to the Accounts and all Recoveries which are identified as relating to specific Defaulted Receivables and (ii) the right to receive Interchange and Recoveries allocable to the Accounts (the "Purchased Assets").

     (b) In connection with such Conveyance, the Bank agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from the Bank to Funding on and after the Closing Date, (ii) that such financing statements shall name the Bank, as seller, and Funding, as purchaser, of the

Receivables and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to Funding (or to the Trustee, if Funding so directs) as soon as is practicable after filing.

     (c) In connection with such Conveyance, the Bank further agrees that it will, at its own expense, on or prior to the Closing Date (i) indicate in its computer files or microfiche lists that Receivables created in connection with the Initial Accounts have been conveyed to Funding in accordance with this Agreement and have been conveyed by Funding to the Trustee pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Removed Accounts) in such computer files and microfiche lists the code identifying each such Account and (ii) deliver to Funding (or to the Trustee, if Funding so directs) a computer file or microfiche list containing a true and complete list of all such Initial Accounts specifying for each such Account, as of the Initial Cut-Off Date (A) its account number (B) the aggregate amount outstanding in such Account and (C) the aggregate amount of Principal Receivables in such Initial Account. Such computer files or microfiche lists, as supplemented from time to time to reflect Additional Accounts or Removed Accounts, shall be marked as Schedule 1 to this Agreement, shall be delivered to Funding (or to the Trustee, if so directed by Funding) and marked as proprietary and confidential, and is hereby incorporated into and made a part of this Agreement. The Bank further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

     (d) The parties hereto intend that the conveyance of the Bank's right, title and interest in and to the Receivables shall constitute a sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Bank to Funding and that the Receivables shall not be part of the Bank's estate in the event of the insolvency of the Bank or a conservatorship, receivership or similar event with respect to the Bank. It is the intention of the parties hereto that the arrangements with respect to the Receivables shall constitute a purchase and sale of such Receivables and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Bank shall be deemed to have granted to Funding a first priority perfected security interest in all of the Bank's right, title and interest in, to and under the Receivables and other Purchased Assets.

     Section 2.2. Addition of Aggregate Addition Accounts. (a) If, from time to time, Funding becomes obligated to require the Bank to designate Aggregate Addition Accounts pursuant to Section 2.09(a) of the Pooling and Servicing Agreement, then Funding shall give the Bank written notice thereof on or before the eighth Business Day (the "Addition Notice Date") prior to the Addition Date therefor, and the Bank shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof Funding will be in compliance with the requirements of said Section 2.09. Additionally, subject to Section 2.09(b) and (c) of the Pooling and Servicing Agreement, from time to time Eligible Accounts may be designated to be included as Aggregate Addition Accounts, upon the mutual agreement of Funding and the Bank. In either event, the Bank shall have sole responsibility for selecting the Aggregate Addition Accounts and shall on or prior to the Addition Date therefor execute and deliver to Funding a written assignment from the Bank to Funding in substantially the form of Exhibit A (the "Supplemental Conveyance"). The Bank shall take all actions necessary to comply, or to enable Funding to comply, with the requirements of Section 2.09 of the Pooling and Servicing Agreement and shall perform with respect to the Receivables in such Aggregate Addition Accounts all actions specified in Section 2.09(c) of the Pooling and Servicing Agreement.

     Section 2.3. Addition of New Accounts. Upon the mutual agreement of Funding and the Bank, subject to compliance by the Seller with the conditions specified in Sections 2.09(d) and (e) of the Pooling and Servicing Agreement, the Bank may designate newly originated Eligible Accounts to be included as New Accounts. Upon such designation, such New Accounts shall be deemed to be Accounts hereunder. The Bank shall take all actions necessary to comply, or to enable Funding to comply, with the requirements of Section 2.09 of the Pooling and Servicing Agreement and shall cooperate with Funding to enable it to perform with respect to the Receivables in such New Accounts all actions specified in
Section 2.09(d) and (e) of the Pooling and Servicing Agreement.


                                  ARTICLE III

                           CONSIDERATION AND PAYMENT
                           -------------------------

     Section 3.1. Purchase Price. The "Purchase Price" for the Receivables which came into existence on or prior to the Closing Date conveyed to Funding under this Agreement shall be payable on the Closing Date and shall be an amount equal to 100% of Principal Receivables plus present value of anticipated excess spread, including Interchange computed by taking into account factors such as historical losses (and discounted to take into account any uncertainty as to future performance matching historical performance), servicing fees, delinquencies and pay-down rates, yield and such other factors as may be mutually agreed between the Bank and Funding. This computation of initial purchase price should assume no reinvestment in new Receivables. The Purchase Price for the Receivables (including Receivables in Additional Accounts) to be conveyed to Funding under this Agreement which come into existence after the Closing Date, shall be payable on the Distribution Date following the Due Period during which such Receivables are conveyed by the Bank to Funding in an amount equal to the aggregate amount of the Principal Receivables so conveyed (the "New Principal Receivables") plus the present value of Collections of Finance Charge and Administration Receivables estimated to be received (and discounted to take into account any uncertainty as to future performance matching historical performance) with respect to such New Principal Receivables computed by taking into account factors such as anticipated charge-offs (including charge-offs of Principal Receivables which shall be deemed to reduce such Collections), pay-down rates, servicing fees and delinquencies.

     Section 3.2. Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Distribution Date (a "Credit Adjustment") with respect to any Receivable previously conveyed to Funding by the Bank which has since been reversed by the Bank or the Servicer because of a rebate, refund, unauthorized charge or billing error to a cardholder, because such Receivable was created in respect of merchandise which was refused or returned by a cardholder, or due to the occurrence of any other event referred to in Section 3.09 of the Pooling and Servicing Agreement. The amount of such adjustment equals (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price payable on such Payment Date computed in accordance with Section
3.1 divided by (ii) the Principal Receivables paid for on such date pursuant to such Section. In the event that an adjustment pursuant to this Section 3.2 causes the Purchase Price to be a negative number, the Bank agrees that, not later than 1:00 p.m. New York City time on such Distribution Date, the Bank shall pay to Funding, by making a deposit into the Collection Account in same-day funds, an amount equal to the amount by which the Purchase Price minus the Credit Adjustment would be reduced below zero.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 4.1. Bank's Representations and Warranties Relating to the Bank. The Bank hereby represents and warrants to, and agrees with, Funding as of the Closing

Date and on each Addition Date, that:

     (a) Organization and Good Standing. The Bank is a federal savings bank duly organized and validly existing in good standing under the laws of the United States of America and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

     (b) Due Qualification. The Bank is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Card Agreement relating to an Account or any Receivable unenforceable by the Bank, Funding or the Trust and (ii) have a material adverse effect on the Investor Certificateholders.

     (c) Due Authorization. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto (such other documents or instruments, collectively, the "Conveyance Papers") and the consummation of the transactions provided for in this Agreement or any other Conveyance Papers have been duly authorized by all necessary corporate action on the part of the Bank and this Agreement will remain from the time of its execution, an official record of the Bank.

     (d) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by the Bank, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Bank will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Bank is a party or by which it or any of its properties are bound.

     (e) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by the Bank and the fulfillment of the terms contemplated herein and therein applicable to the Bank will not conflict with or violate any Requirements of Law applicable to the Bank.

     (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Bank, threatened against the Bank, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Bank, would materially and adversely affect the performance by the Bank of its obligations under this Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust under United States Federal, New York, California or Illinois income tax systems.

     (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the execution and delivery by the Bank of this Agreement or the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by the Bank have been duly obtained, effected or given and are in full force and effect.

     The representations and warranties set forth in this Section 4.1 shall survive the transfer and assignment of the Receivables to Funding. Upon discovery by the Bank or Funding of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party within three Business Days following such discovery.

     Section 4.2. Representations and Warranties of the Bank Relating to the Agreement and the Receivables.

    (a) Representations and Warranties. The Bank hereby represents and warrants to Funding as of the date of this Agreement, as of the Closing Date and, with respect to Additional Accounts, as of the related Addition Date that:

          (i) this Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance, each constitutes a valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (c) in addition to the exceptions set forth in (a) above, the Financial Institutions Reform,

     Recovery and Enforcement Act or other laws relating to or affecting the enforcement of creditors' rights, or by the rights of the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Resolution Trust Corporation or creditors of federal savings banks;

          (ii) as of the Initial Cut-Off Date, and as of the related Addition Date with respect to Additional Accounts, Schedule 1 to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts as of the Initial Cut-Off Date or such Additional Cut-Off Date, as the case may be, and the information contained therein supplied by the Bank with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date or such applicable Additional Cut-Off Date, as the case may be, and as of the Initial Cut-Off Date, the aggregate amount of Receivables in all the Initial Accounts was $665,481,467.16 of which $661,490,254.59 were Principal Receivables;

          (iii) each Receivable has been conveyed to Funding free and clear of any Lien;

          (iv) with respect to each Receivable, all consents, orders, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the conveyance of such Receivable to Funding have been duly obtained, effected or given and are in full force and effect;

          (v) either this Agreement or, in the case of Additional Accounts, the related Assignment constitutes a valid sale, transfer and assignment to Funding of all right, title and interest of the Bank in the Receivables and the proceeds thereof and the Interchange payable pursuant to this Agreement and the Recoveries payable pursuant to this Agreement and Recoveries identified as relating to specific Defaulted Receivables, or, if this Agreement or, in the case of Additional Accounts, the related Assignment does not constitute a sale of such property, it constitutes a grant of a first priority perfected "security interest" (as defined in the UCC) in such property to Funding, which, in the case of existing Receivables and the proceeds thereof and said Interchange, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, Funding shall have a first priority perfected security or ownership interest in such property and proceeds;

          (vi) on the Initial Cut-Off Date, each Account is an Eligible Account and, in the case of Additional Accounts, on the Additional Cut-Off Date with respect thereto, each such Additional Account is an Eligible Account;

          (vii) on the Initial Cut-Off Date, each Receivable then existing is an Eligible Receivable, and in the case of Additional Accounts, on the applicable Additional Cut-Off Date, each Receivable generated thereunder is an Eligible Receivable;

          (viii) as of the date of the creation of any new Receivable, such Receivable is an Eligible Receivable; and

          (ix) no selection procedures believed by the Bank to be materially adverse to the interests of Funding or the Investor Certificateholders have been used in selecting the Accounts from among any pool of Accounts of a similar type.

     (b) Notice of Breach. The representations and warranties set forth in this
Section 4.2 shall survive the transfer and assignment of the Receivables to Funding. Upon discovery by either the Bank or Funding of a breach of any of the representations and warranties set forth in this Section 4.2, the party discovering such breach shall give written notice to the other party within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. The Bank hereby acknowledges that Funding intends to rely on the representations hereunder in connection with representations made by Funding to secured parties, assignees or subsequent transferees including but not limited to transfers made by Funding to the Trust pursuant to the Pooling and Servicing Agreement.

     Section 4.3. Representations and Warranties of Funding. As of the Closing Date, Funding hereby represents and warrants to, and agrees with, the Bank that:

     (a) Organization and Good Standing. Funding is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Conveyance Papers.

     (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by Funding by all necessary corporate action on the part of Funding.

     (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Funding is a party or by which it or its properties is bound.

     (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by Funding and the fulfillment of the terms contemplated herein and therein applicable to Funding will not conflict with or violate any Requirements of Law applicable to Funding.

     (e) No Proceeding. There are no proceedings or investigations pending or, to the best knowledge of Funding, threatened against Funding, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Funding, would materially and adversely affect the performance by Funding of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

     (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Funding in connection with the execution and delivery by Funding of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers or the fulfillment of the terms of this Agreement and the Conveyance Papers by Funding have been duly obtained, effected or given and are in full force and effect.

     The representations and warranties set forth in this Article IV shall survive the Conveyance of the Receivables to Funding and termination of the rights and obligations of

Funding and the Bank under this Agreement. Upon discovery by Funding or the Bank of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.


                                   ARTICLE V

                                   COVENANTS
                                   ---------

     Section 5.1. Bank Covenants. The Bank hereby covenants and agrees with Funding as follows:

     (a) Receivables Not To Be Evidenced by Promissory Notes. The Bank will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) except in connection with the enforcement or collection undertaken with regard to the related Account in which event such Receivable shall be an Ineligible Receivable in accordance with Section 6.1(a) and shall be reassigned to the Bank in accordance with Section 6.1(b).

     (b) Security Interests. Except for the conveyances hereunder or as otherwise provided herein, the Bank will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with Funding's ownership of the Receivables or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein, and the Bank shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of Funding in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Bank.

     (c) Bank's Interest. Except for the conveyances hereunder and in connection with any transaction permitted pursuant to Section 9.5, the Bank hereby agrees not to transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Accounts and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void.

     (d) Account Allocations. In the event that the Bank is unable for any reason to transfer Receivables to Funding in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8 or any Governmental Authority having regulatory authority over the Bank or any court of competent jurisdiction ordering that the Bank not transfer any additional Principal Receivables to Funding) then, in any such event, the Bank agrees (except as prohibited by any such order) to allocate and pay to Funding, after the date of such inability, all amounts in the manner by which Funding will allocate and pay to the Trust after such inability by Funding pursuant to
Section 2.11 of the Pooling and Servicing Agreement.

     (e) Delivery of Collections or Recoveries. In the event that the Bank receives Collections or Recoveries, the Bank agrees to pay to Funding (or to the Servicer if Funding so directs) all such Collections and Recoveries to the extent such amounts are payable to Funding as soon as practicable after receipt thereof.

     (f) Notice of Liens. The Bank shall notify Funding promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder.

     (g) Periodic Rate Finance Charges. (i) Except (x) as otherwise required by any Requirements of Law or (y) as is deemed by the Bank to be necessary in order for the Bank to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by the Bank of the nature of the competition with respect to the credit card business or such program and only if the change giving rise to such reduction with respect to a specific program is made applicable to substantially all of the credit card accounts subject to such program, the Bank shall not at any time take any action which would have the effect of reducing the Portfolio Yield to a level that could be reasonably expected to cause any Series to experience any Amortization Event based on the insufficiency of the Portfolio Yield or any similar test and (ii) except as otherwise required by any Requirements of Law, the Bank shall not take any action which would have the effect of reducing the Portfolio Yield to less than the highest Average Rate for any Group.

     (h) Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law, and paragraph (g) above, the Bank may change the terms and provisions of the Credit Card Agreements or the Credit Card Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon) only if the change made with respect to a specific program is made applicable to substantially all of the credit card accounts subject to such program. Notwithstanding the above, unless required by Requirements of Law or as permitted by Section 5.19(g), the Bank will take no action with respect to the Credit Card Agreements or the Credit Card Guidelines, which, at the time of such action, the Bank reasonably believes will have a material adverse effect on the Investor Certificateholders.

     (i) MasterCard International and VISA USA. The Bank shall, to the extent applicable to Accounts owned or serviced by it, use its best efforts to remain, either directly or indirectly, a member in good standing of the

MasterCard System, the VISA system and any other similar entity's or organization's system relating to any other type of revolving credit card accounts included as Accounts.

     (j) Interchange. Not later than 1:00 p.m., New York City time, on the Distribution Date, the Bank shall deposit into the Collection Account, in same-day funds, (i) the amount of Interchange to be included as Collections of Finance Charge Receivables with respect to the preceding Due Period or (ii) if at any time the Servicer cannot identify the amount of such Interchange, the amount reasonably estimated and notified to the Bank by the Servicer as the amount of such Interchange.

     (k) Documentation of Transfer. The Bank shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the security interest in and to the Purchased Assets.

     (l) Approval of Official Records. The Bank shall cause this Agreement to be duly approved by the Bank's Board of Directors, and the Bank shall maintain the Agreement as a part of the official records of the Bank for the term of the Agreement.

                                  ARTICLE VI

                             REPURCHASE OBLIGATION
                             ---------------------

     Section 6.1.  Reassignment of Ineligible Receivables.

     (a) In the event any representation or warranty under Section 4.2(a) (ii),
(iii), (iv), (vi), (vii) or (viii) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and as a result of such breach Funding is required to accept reassignment of Ineligible Receivables previously sold by the Bank to Funding pursuant to Section 2.05(a) of the Pooling and Servicing Agreement, the Bank shall accept reassignment of Funding's interest in such Ineligible Receivables on the terms and conditions set forth in Section 6.1(b).

     (b) The Bank shall accept reassignment of any Ineligible Receivables previously sold by the Bank to Funding from Funding on or prior to the end of the Due Period in which such reassignment obligation arises, and shall pay for such reassigned Ineligible Receivables by treating such Ineligible Receivables as if they were subject to a reversal of the entire unpaid principal balance thereof plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of such Due Period and by adjusting the purchase price of future Receivables purchased as provided in

Section 3.2 (the "Repurchase Price"). Upon reassignment of such Ineligible Receivables, Funding shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Bank, without recourse, representation or warranty, all the right, title and interest of Funding in and to such Ineligible Receivables, all monies due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by Funding as collected in full as of the date on which they were transferred. Funding shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Bank to effect the conveyance of such Ineligible Receivables pursuant to this subsection.

     Section 6.2. Reassignment of Certificateholders' Interest in Trust Portfolio. In the event any representation or warranty set forth in Section 4.1(a)or(c) or Section 4.2 (a)(i) or (a)(v) is not true and correct in any material respect and as a result of such breach Funding is required to accept a reassignment of the Certificateholders' Interest in the Receivables previously sold by the Bank to Funding pursuant to Section 2.06 of the Pooling and Servicing Agreement, the Bank shall be obligated to accept a reassignment of Funding's interest in such Receivables on the terms set forth below.

     The Bank shall pay to Funding by depositing in the Collection Account in same-day funds, not later than 1:00 p.m. New York City time, on the Distribution Date following the Due Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the Portfolio Reassignment Price.

                                  ARTICLE VII

                             CONDITIONS PRECEDENT
                             --------------------

     Section 7.1. Conditions to Funding's Obligations Regarding Initial Receivables. The obligations of Funding to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of the Bank contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

          (b) All information concerning the Initial Accounts provided to Funding shall be true and correct as of the Initial Cut-off Date in all material respects;

          (c) The Bank shall have (i) delivered to Funding (or to the Trustee, if Funding so directs) a computer file or microfiche list containing a true and complete list of all Initial Accounts identified by account number and by the Receivables balance as of the Initial Cut-Off Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

          (d) The Bank shall have recorded and filed, at its expense, any financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts (as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdiction as would be necessary to perfect the sale of the Receivables from the Bank to Funding, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to Funding;

          (e) On or before the Closing Date, Funding and the Trustee shall have entered into the Pooling and Servicing Agreement and the closing under the Pooling and Servicing Agreement shall take place simultaneously with the initial closing hereunder; and

          (f) All the corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Funding, and Funding shall have received from the Bank copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as Funding may reasonably have requested.

     Section 7.2. Conditions to Funding's Obligations Regarding Additional Receivables. The obligations of Funding to purchase any Receivable created on or after the Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of the Bank contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

          (b) All information (concerning any Account to which such Receivables relate) provided or to be provided to Funding shall be true and correct in all material respects;

          (c) The Bank shall have indicated in its computer files or microfiche list that such Receivables

     (created in respect of any Account to which such Receivables relate) have been sold to Funding in accordance with this Agreement and transferred to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders; and

          (d) The Bank shall have recorded and filed, at its expense, any financing statement with respect to such Receivables in any Additional Accounts in connection with the transfer of accounts (as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of such Receivables from the Bank to Funding, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to Funding.

     Section 7.3. Conditions Precedent to the Bank's Obligations. The obligations of the Bank to sell on any date Receivables shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of Funding contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

          (b) Payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.1 and 3.2 hereof shall have been made; and

          (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank, and the Bank shall have received from Funding copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Bank may reasonably have requested.


                                 ARTICLE VIII

                         TERM AND PURCHASE TERMINATION
                         -----------------------------

     Section 8.1. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the termination of the Trust as provided in Article XII of the Pooling and Servicing Agreement.

     Section 8.2. Purchase Termination. If the Bank voluntarily goes into liquidation or consents to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to the Bank or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank; or the Bank shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (such voluntary liquidation, appointment, entering of such decree, admission, filing, making or suspension, a "Dissolution Event"), the Bank shall on the day of such appointment, voluntary liquidation, entering of such decree, admission, filing, making or suspension, as the case may be (the "Appointment Date"), immediately cease to transfer Principal Receivables to Funding and shall promptly give notice to Funding and the Trustee of such Dissolution Event. Notwithstanding any cessation of the transfer to Funding of additional Principal Receivables, Principal Receivables transferred to Funding prior to the occurrence of such Dissolution Event and Collections in respect of such Principal Receivables and Finance Charge and Administrative Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be property of Funding available for transfer by Funding to the Trust pursuant to the Pooling and Servicing Agreement.


                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 9.1. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by Funding and the Bank in accordance with this Section 9.1. This Agreement and any Conveyance Papers may be amended from time to time by Funding and the Bank (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers, (iv) to change or modify the Purchase Price (v) to change, modify, delete or add any other obligation of the Bank or Funding and (vi) to provide for the transfer by the Bank or Funding of its interest in and to all or part of the Accounts in accordance with the provisions of the Pooling and Servicing Agreement (if such transfer is for less than all of the Accounts, the respective rights, duties and obligations of Funding, the Bank and the Servicer will be determined at the time of such transfer); provided however, that no amendment pursuant to clause (v) of this Section 9.1 shall be effective unless the Bank and Funding have been notified in writing that the Rating Agency Condition has been satisfied; provided, further, that such action shall not (as evidenced by an Opinion of Counsel delivered to the Trustee) adversely affect in any material respect the interests of the Trustee or the Certificateholders, unless the Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agency.

     SECTION 9.2. GOVERNING LAW. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Bank, Household Bank, f.s.b., 1441 Schilling Place, Salinas, California 93901, Attention: General Counsel (facsimile no.(408) 755-6612), (b) in the case of Funding, Household Affinity Funding Corporation, 2960 Meade Avenue, Las Vegas, Nevada 89102, Attention: General Counsel (facsimile no. (702) 222-4096); or, as to each party, at such other address as shall be designated by such party in a written notice to each other party .

     Section 9.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement or Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

     Section 9.5. Assignment. Notwithstanding anything to the contrary contained herein, other than Funding's assignment of its rights, title, and interests in, to, and under this Agreement to the Trustee for the benefit of the Certificateholders as contemplated by the Pooling and Servicing Agreement and
Section 9.6 hereof, the Accounts, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto, provided, however, that the Bank shall have the right to assign its rights, title and interests, in to and under the Accounts and this Agreement to (i) any successor by merger assuming this Agreement (ii) to any affiliate owned directly or indirectly by Household International, Inc. which assumes the obligations of this Agreement or (iii) to any entity provided that the Rating Agency has advised Funding and the Bank that the Rating Agency Condition has been satisfied.

     Section 9.6. Acknowledgment and Agreement of the Bank. By execution below, the Bank expressly acknowledges and agrees that all of Funding's right, title, and interest in, to, and under this Agreement, including, without limitation, all of Funding's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, shall be assigned by Funding to the Trustee for the benefit of the Certificateholders, and the Bank consents to such assignment. Additionally, the Bank agrees for the benefit of the Trustee that any amounts payable by the Bank to Funding hereunder which are to be paid by Funding to the Trustee for the benefit of the Certificateholders shall be paid by the Bank, on behalf of Funding, directly to the Trustee. Any payment required to be made on or before a specified date in same-day funds may be made on the prior business day in next-day funds.

     Section 9.7. Further Assurances. Funding and the Bank agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivlaent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

     Section 9.8. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Funding or the Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 9.9. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 9.10. Binding Effect; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Trustee shall be considered a third-party beneficiary of this Agreement.

     Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

     Section 9.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Assignment, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by Funding to the Trustee pursuant to the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, Funding and the Bank have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       HOUSEHOLD BANK, f.s.b.


                                       By: /s/ B. B. Moss, Jr.
                                           ------------------------------
                                           Title /s/ Treasurer



                                       HOUSEHOLD AFFINITY FUNDING CORPORATION


                                       By: /s/ Steve H. Smith
                                           --------------------------------
                                           Title /s/ Vice President & Asst.
                                                     Treasurer

                                                                       EXHIBIT A
                                                                       ---------

                        FORM OF SUPPLEMENTAL CONVEYANCE

                         (As required by Section 2.2 of
                      the Receivables Purchase Agreement)


     SUPPLEMENTAL CONVEYANCE No. ___, dated as of ___________________, 19____, by and between HOUSEHOLD BANK, f.s.b., as Seller (the "Bank"), and HOUSEHOLD AFFINITY FUNDING CORPORATION,("Funding"),pursuant to the Receivables Purchase Agreement referred to below.

                             W I T N E S S E T H :

     WHEREAS, the Bank and Funding are parties to a Receivables Purchase Agreement, dated as of April 30, 1993 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Purchase Agreement");

     WHEREAS, pursuant to the Receivables Purchase Agreement, the Bank wishes to designate Aggregate Addition Accounts to be included as Accounts and the Bank wishes to convey the Receivables of such Aggregate Addition Accounts, whether now existing or hereafter created, to Funding pursuant to the Receivables Purchase Agreement (as each such term is defined in the Receivables Purchase Agreement); and

     WHEREAS, Funding is willing to accept such designation and conveyance subject to the terms and conditions hereof.

     NOW THEREFORE, the Bank and Funding hereby agree as follows:

     1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.

     "Addition Date"  shall mean, with respect to the Aggregate Addition
Accounts designated hereby,         , 19  .

     2. Designation of Aggregate Addition Accounts. The Bank delivers herewith a computer file or microfiche list containing a true and complete schedule identifying all such Aggregate Addition Accounts and specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such computer file, microfiche list or other documentation shall be as of the date of this Assignment incorporated into and made part of this Assignment and is marked as Schedule 1 to this Assignment.

     3.  Conveyance of Receivables.

     (a) The Bank does hereby sell, transfer, assign, set over and otherwise convey to Funding, without recourse, all its right, title and interest in, to and under the Receivables generated by such Aggregate Addition Accounts, now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto and all "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC as in effect in the State of California) thereof. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by Funding of any obligation of the Servicer, the Bank or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligers, merchant banks, merchants clearance systems, VISA USA, Inc., MasterCard International Incorporated or insurers.

     (b) In connection with such sale, the Bank agrees to record and file, at its own expense, one or more financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables, now existing and hereafter created, for the sale of accounts meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables to Funding, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to Funding.

     (c) In connection with such sale, the Bank further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files or microfiche list that all Receivables created in connection with the Aggregate Addition Accounts designated hereby have been conveyed to Funding pursuant to this Assignment.

     4. Acceptance by Funding. Subject to the satisfaction of the conditions set forth in Section 6 of this Supplemental Conveyance, Funding hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to Funding pursuant to Section 3(a) of this Assignment, and declares that it shall maintain such right, title and interest. Funding further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Bank delivered to Funding (or to the Trustee if Funding has so directed) the computer file or microfiche list described in Section 2 of this Assignment.


                                     -A2-

             5. Representations and Warranties of the Bank. The Bank hereby represents and warrants to Funding as of the date of this Supplemental Conveyance and as of the Addition Date that:

     (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principals of equity;

     (b) Eligibility of Accounts. Each Aggregate Addition Account designated hereby is an Eligible Account;

     (c) Selection Procedures. (i) No selection procedure believed by the Bank to be adverse to the interests of Funding or the Investor Certificateholders was utilized in selecting the Aggregate Addition Accounts; (ii) the selection procedures used in selecting the Aggregate Addition Accounts designated hereby are substantially the same as the selection procedures used in selecting the Initial Accounts identified in the computer file or microfiche list delivered pursuant to Section 2.1(c) of the Receivables Purchase Agreement;

     (d) Insolvency. The Bank is not insolvent and, after giving effect to the conveyance set forth in Section 3 of this Supplemental Conveyance, will not be insolvent;

     (e) Sale of Receivables. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to Funding of all right, title and interest of the Bank in the Receivables now existing or hereafter created, all monies due or to become due and all amounts received with respect thereto and the "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof, relating thereto;

     (f) No Conflict. The execution and delivery of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Bank is a party or by which it or its properties are bound;

     (g) No Violation. The execution and delivery of this Supplemental Conveyance by the Bank, the performance of the transactions contemplated by this Supplemental

                                     -A3-

Conveyance and the fulfillment of the terms hereof applicable to the Bank will not conflict with or violate any Requirements of Law applicable to the Bank;

     (h) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Bank, threatened against the Bank before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Supplemental Conveyance,
(ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of the Bank, would materially and adversely affect the performance by the Bank of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance; and

     (i) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Bank in connection with the execution and delivery of this Supplemental Conveyance by the Bank and the performance of the transactions contemplated by this Supplemental Conveyance by the Bank, have been obtained.

     6. Conditions Precedent. The acceptance of Funding set forth in Section 4 of this Supplemental Conveyance is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and warranties made by the Bank in Section 5 of this Supplemental Conveyance shall be true and correct as of the date of this Supplemental Conveyance and as of the Addition Date

          (b) Officer's Certificate. The Bank shall have delivered to Funding an Officer's Certificate confirming that (i) the Aggregate Addition Accounts shall be Eligible Accounts and (ii) (A) no selection procedures believed by the Bank or Funding to be materially adverse to the interests of the Investor Certificateholders shall have been used in selecting the Aggregate Addition Accounts; (B) the selection procedures used in selecting the Aggregate Addition Accounts shall be substantially the same as the selection procedures used in selecting the original Accounts identified in the computer file or microfiche list delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; (C) the list of Aggregate Addition Accounts, as of the Additional Cut-Off Date, is a true and complete schedule identifying all such Aggregate Addition Accounts and specifies for each such

                                     -A4-

     Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account.

          (c) Additional Information. The Bank shall have delivered to Funding such information as was reasonably requested by Funding to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(d) of this Supplemental Conveyance.

     7. Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the "Receivables Purchase Agreement", to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Receivables Purchase Agreement as supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

     8. Counterparts. This Supplemental Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                                       HOUSEHOLD AFFINITY FUNDING CORPORATION


                                       By: _____________________________________
                                           Name:
                                           Title:



                                       HOUSEHOLD BANK, f.s.b.



                                       By: _____________________________________
                                           Name:
                                           Title:




                                     -A5-

                                                                      Schedule 1
                                                                      ----------

                                LIST OF ACCOUNTS


                        DEEMED INCORPORATED BY REFERENCE

                                                                   Schedule 1 to
                                                                   Supplemental
                                                                   Conveyance


                          Aggregate Addition Accounts
                          ---------------------------

                                AMENDMENT NO. 1

                                      TO

              RECEIVABLES PURCHASE AGREEMENT DATED APRIL 30, 1993

                                    BETWEEN

                            HOUSEHOLD BANK, f.s.b.

                                      AND

                    HOUSEHOLD AFFINITY FUNDING CORPORATION

               AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT
               -------------------------------------------------


     AMENDMENT NO. 1 made as of the 1st day of June, 1993 between HOUSEHOLD BANK, f.s.b., a federal savings bank (the "Bank") and HOUSEHOLD AFFINITY FUNDING CORPORATION, a Delaware corporation and a subsidiary of the Bank ("Funding").


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Bank and Funding have entered into a Receivables Purchase Agreement, dated as of April 30, 1993 (the "RPA", and as amended from time to time hereafter, including by this Amendment No. 1, the "Amended RPA");

     WHEREAS, capitalized terms used herein (and not otherwise defined herein) shall have the respective meanings ascribed thereto in the RPA;

     WHEREAS, the parties hereto desire to amend the RPA in certain respects;

     NOW, THEREFORE, in consideration of the above premises and the mutual covenants stated herein below, the parties hereto agree as follows:

     1.  Amendment to RPA.

     Section 9.1. of the RPA is deleted in its entirety and replaced by the following:

          Section 9.1. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder or thereunder may not be changed orally, but only by an instrument in writing signed by Funding and the Bank in accordance with this Section 9.1. This Agreement and any Conveyance Papers may be amended from time to time by Funding and the Bank, providing that Funding provides to the Bank
          (a) an Officer's Certificate to the effect that Funding reasonably believes that such amendment will not have an Adverse Effect and (b) an Opinion of Counsel addressed and delivered to the Bank, dated the date of such amendment, to the effect that the conditions precedent to any such amendment have been satisfied.

     2.  Miscellaneous.

     All references in the RPA to "the Receivables Purchase Agreement", "this Agreement", "herein", "hereby" or "hereof" shall refer to the Amended RPA.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed on the date first above written.

                                       HOUSEHOLD BANK, f.s.b.


                                       By: /s/ B. B. Moss, Jr.
                                          --------------------------------------
                                           Name:  B. B. Moss, Jr.
                                           Title: Treasurer



                                       HOUSEHOLD AFFINITY FUNDING
                                         CORPORATION


                                       By: /s/ Steven H. Smith
                                          --------------------------------------
                                           Name:  Steven H. Smith
                                           Title: Vice President


                                       2